Exhibit (g)(3)

The Bank of New York Mellon

135 Santilli Highway

Everett, MA 02149

Attn: [                    ]

Re:	Custodian Services Agreement and Fund Accounting Services Agreement

Ladies and Gentlemen:

Reference is made to that certain Custodian Services Agreement (the “Custodian Agreement”) and that certain Fund Accounting Services Agreement (the “Accounting Agreement” and, together with the Custodian Agreement, the “Agreements”), each dated as of January 1, 2018, and each entered into by and between The Bank of New York Mellon and each Fund, on behalf of its Portfolios. Capitalized terms used herein without definition shall have the meanings given to them in the Agreements.

Please be advised that the undersigned Fund has established the following new Portfolio (the “New Portfolio”):

Legg Mason Partners Institutional Trust

Western Asset SMASh Series Core Completion Fund

In accordance with Section 13(f) of the Custodian Agreement and Section 13(g) of the Fund Accounting Agreement, respectively, the undersigned Fund hereby requests that your bank act as Custodian and Fund Accounting Agent for the New Portfolio under the terms of the Custodian Agreement and the Fund Accounting Agreement, respectively.

Attached as Exhibit A hereto is an amendment and restatement of “Exhibit A” to each Agreement, effective as of the date set forth below.

Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreements. Please sign below to evidence your consent and agreement to the above.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

By:
Name:	[ ]
Title:	[ ]

Consented and Agreed to:

THE BANK OF NEW YORK MELLON

By:
Name:	[ ]
Title:	[ ]
Effective Date: [ ], 2020

Exhibit A

OPEN-END FUNDS

Legg Mason Global Asset Management Trust

BrandywineGLOBAL – Alternative Credit Fund

BrandywineGLOBAL – Diversified US Large Cap Value Fund

BrandywineGLOBAL – Dynamic US Large Cap Value Fund

BrandywineGLOBAL – Flexible Bond Fund

BrandywineGLOBAL – Global High Yield Fund

BrandywineGLOBAL – Global Opportunities Bond Fund

BrandywineGLOBAL – Global Opportunities Bond Fund (USD Hedged)

BrandywineGLOBAL – Global Unconstrained Bond Fund

BrandywineGLOBAL – International Opportunities Bond Fund

ClearBridge International Growth Fund

ClearBridge Global Infrastructure Income Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

Martin Currie Emerging Markets Fund

Martin Currie International Unconstrained Equity Fund

Martin Currie SMASh Series EM Fund

QS Global Market Neutral Fund

QS International Equity Fund

QS Strategic Real Return Fund

QS U.S. Small Capitalization Equity Fund

Legg Mason Partners Equity Trust

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value Fund

ClearBridge Appreciation Fund

ClearBridge Dividend Strategy Fund

ClearBridge International Small Cap Fund

ClearBridge International Value Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Select Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Sustainability Leaders Fund

ClearBridge Tactical Dividend Income Fund

QS Conservative Growth Fund

QS Defensive Growth Fund

QS Global Dividend Fund

QS Global Equity Fund

QS Growth Fund

QS Moderate Growth Fund

QS S&P 500 Index Fund

QS U.S. Large Cap Equity Fund

Legg Mason Partners Income Trust

Western Asset Ultra-Short Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Total Return Fund

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Legg Mason Partners Institutional Trust

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Western Asset Institutional U.S. Treasury Reserves

Western Asset Premier Institutional Government Reserves

Western Asset Premier Institutional Liquid Reserves

Western Asset Premier Institutional U.S. Treasury Reserves

Western Asset Select Tax Free Reserves

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset SMASh Series TF Fund

Western Asset SMASh Series Core Completion Fund

Legg Mason Partners Money Market Trust

Western Asset Government Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Legg Mason Partners Premium Money Market Trust

Western Asset Premium Liquid Reserves

Western Asset Premium U.S. Treasury Reserves

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Portfolio

ClearBridge Variable Small Cap Growth Portfolio

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

QS Variable Conservative Growth

QS Variable Growth

QS Variable Moderate Growth

Legg Mason/QS Aggressive Model Portfolio

Legg Mason/QS Moderately Aggressive Model Portfolio

Legg Mason/QS Moderate Model Portfolio

Legg Mason/QS Conservative Model Portfolio

Legg Mason/QS Moderately Conservative Model Portfolio

Legg Mason Partners Variable Income Trust

Western Asset Core Plus VIT Portfolio

Western Asset Variable Global High Yield Bond Portfolio

Master Portfolio Trust

Government Portfolio

Liquid Reserves Portfolio

Tax Free Reserves Portfolio

U.S. Treasury Obligations Portfolio

U.S. Treasury Reserves Portfolio

Western Asset Funds, Inc.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Macro Opportunities Fund

Western Asset Total Return Unconstrained Fund

OPEN-END FUNDS (ETFS)

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Legg Mason Global Infrastructure ETF

Legg Mason International Low Volatility High Dividend ETF

Legg Mason Low Volatility High Dividend ETF

Legg Mason Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

ActiveShares ETF Trust

ClearBridge Focus Value ETF

CLOSED-END FUNDS

Clarion Partners Real Estate Income Fund Inc.

ClearBridge MLP and Midstream Fund Inc.

ClearBridge Energy Midstream Opportunity Fund Inc.

ClearBridge MLP and Midstream Total Return Fund Inc.

BrandywineGLOBAL-Global Income Opportunities Fund Inc.

EntrustPermal Hedge Strategies Portfolio

LMP Capital and Income Fund Inc.

Western Asset Corporate Loan Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset Investment Grade Income Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Income Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Municipal Opportunity Trust Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Premier Bond Fund

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset Inflation-Linked Income Fund

CAYMAN ISLAND FUNDS

Western Asset Government Money Market Fund, Ltd.

Western Asset Institutional Cash Reserves, Ltd.

Western Asset Institutional Liquid Reserves, Ltd.

Western Asset Premier Institutional Liquid Reserves, Ltd.

Western Asset U.S. Treasury Obligations Money Market Fund, Ltd.

Western Asset U.S. Treasury Reserves, Ltd.

CAYMAN ISLAND FUNDS (CFCS)

Alternative Core Fund, Ltd.

Permal Hedge Strategies Fund Ltd.

Real Return Fund, Ltd.

Western Asset Inflation-Linked Opportunities & Income Fund CFC